Exhibit 99.1

STEPHENSON & LAWYER, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

For the Three-Month Period Ended September 30, 2007

STEPHENSON & LAWYER, INC. AND SUBSIDIARIES

Table of Contents

Page Number

Unaudited Financial Statements:

Consolidated Balance Sheet	1

Consolidated Statement of Operations	2

Consolidated Statement of Stockholders’ Equity	3

Consolidated Statement of Cash Flows	4

Notes to Consolidated Financial Statements	5-7

STEPHENSON & LAWYER, INC. AND SUBSIDIARIES

Unaudited Consolidated Balance Sheet

30-Sep-07

ASSETS
Current assets:
Cash and cash equivalents	$1,259,722
Short-term investments	596,758
Accounts receivable, net	1,734,428
Inventories, net	1,953,547
Prepaid expenses	110,456
Prepaid federal income tax	151,410
Deferred tax asset	43,000
5,849,321
Property, plant, and equipment:
Land and improvements	202,797
Buildings and improvements	3,522,097
Machinery and equipment	4,914,907
Furniture and fixtures	866,464
Transportation equipment	185,066
9,691,331
Less accumulated depreciation	(8,056,483)
1,634,848
Other assets:
Deferred tax asset	54,000
Cash surrender value — officer life insurance	1,165,543
1,219,543
Total assets	$8,703,712
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$264,879
Accrued compensation	259,563
Accrued other expenses	264,544
788,986
Long-term liabilities:
Deferred compensation	264,865
Stockholders’ equity
Class A voting common stock; $.10 par value, 500,000 shares authorized, 345,497 shares issued and outstanding	34,551
Class B voting common stock; $.10 par value, 4,500,000 shares authorized, 2,982,714 shares issued and outstanding	298,270
Capital in excess of par	2,385
Retained earnings	7,314,655
7,649,861
Total liabilities and stockholders’ equity	$8,703,712

See notes to consolidated financial statements.

STEPHENSON & LAWYER, INC. AND SUBSIDIARIES

Unaudited Consolidated Statement of Operations

For the Three-Month Period Ended September 30, 2007

Net sales	$3,329,586
Cost of sales:
Material	1,853,938
Direct labor	244,898
Manufacturing burden	823,209
Total cost of sales	2,922,045
Gross profit	407,541
Direct shipments — net	6,822
Total gross profit	414,363
Operating expenses:
Selling	263,422
Administrative and general	278,449
Total operating expenses	541,871
Operating loss	(127,508)
Other income and expenses, net	60,197
Loss before benefit from income taxes	(67,311)
Income tax benefit	22,900
Net loss	$(44,411)

See notes to consolidated financial statements.

STEPHENSON & LAWYER, INC. AND SUBSIDIARIES

Unaudited Consolidated Statement of Stockholders’ Equity

For the Three-Month Period Ended September 30, 2007

	Class A Voting Common $.10 Par Value		Class B Non-Voting Common $.10 Par Value
	Number of Shares Outstanding	Amount	Number of Shares Outstanding	Amount	Capital in Excess of Par	Retained Earnings	Total
Balance, June 30, 2007	345,497	$34,551	2,986,650	$298,664	$10,493	$6,743,585	$7,087,293
Change in Accounting Principle, net of tax	—	—	—	—	—	615,481	615,481
Adjusted balance, June 30, 2007	345,497	34,551	2,986,650	298,664	10,493	7,359,066	7,702,774
Net loss	—	—	—	—	—	(44,411)	(44,411)
Common stock redeemed	—	—	(3,936)	(394)	(8,108)	—	(8,502)
Balance, 9/30/2007	345,497	$34,551	2,982,714	$298,270	$2,385	$7,314,655	$7,649,861

See notes to consolidated financial statements.

STEPHENSON & LAWYER, INC. AND SUBSIDIARIES

Unaudited Consolidated Statement of Cash Flows

For the Three-Month Period Ended September 30, 2007

Cash flows from operating activities
Net loss	$(44,411)
Adjustments to reconcile net income to net cash used for operating activities:
Depreciation	95,220
Provision for bad debts	16,403
Unrealized gain on investments	9,376
Changes in operating assets and liabilities
(increase) decrease in:
Accounts receivable	53,242
Inventories	102,109
Prepaid expenses	9,972
Prepaid federal income taxes	(22,900)
Increase (decrease) in:
Accounts payable	(183,545)
Accrued compensation	(232,152)
Accrued other expenses	40,024
Net cash used for operating activities	(156,662)
Cash flows from investing activities
Acquisition of property, plant and equipment	(102,855)
Cash surrender value — officers’ life insurance	(32,000)
Redemption of investments	118,721
Net cash used in investing activities	(16,134)
Cash flows from financing activities
Redemption of common stock	(8,502)
Net cash used for financing activities	(8,502)
Net decrease in cash	(181,298)
Cash and cash equivalents — beginning	1,441,020
Cash and cash equivalents — ending	$1,259,722

See notes to consolidated financial statements.

STEPHENSON & LAWYER, INC. AND SUBSIDIARIES

Notes to Financial Statements

For the Three-Month Period Ended September 30, 2007

1.     Nature of Operations

Stephenson & Lawyer, Inc. (incorporated in the State of Michigan on October 19, 1946) and Subsidiaries (the “Company”) develop and manufacture foam products for a broad range of applications in a variety of markets including the automotive component industry.

2.     Basis of Presentation

The interim condensed consolidated financial statements of the Company include the accounts and transactions of Stephenson & Lawyer, Inc. and its wholly-owned subsidiaries Patterson Properties Corporation and Stephenson & Lawyer, Inc. of Georgia. All material intercompany balances and transactions have been eliminated in consolidation.  The interim condensed consolidated financial statements presented herein, without audit, have been prepared pursuant to the rules of the Securities and Exchange Commission for financial statements furnished under section 9.01 of Form 8-K and, thus, do not include all the information and note disclosures required by accounting principles generally accepted in the United States of America nor comparative financial statements for the prior year.  These statements should be read in conjunction with the consolidated financial statements and notes thereto for the year ended June 30, 2007, also filed under section 9.01 of this Form 8-K.

The condensed consolidated balance sheet as of September 30, 2007, the condensed consolidated statement of operations, the statement of stockholders’ equity, and the condensed consolidated statement of cash flows for the three-month period ended September 30, 2007, are unaudited but, in the opinion of management, include all adjustments (consisting of normal, recurring adjustments) necessary for fair presentation of results for these interim periods.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The results of operations for the three-month period ended September 30, 2007, are not necessarily indicative of the results to be expected for the entire fiscal year ending June 30, 2008.

STEPHENSON & LAWYER, INC. AND SUBSIDIARIES

Notes to financial statements for the 3-month period ended 9/30/07 (continued)

3.     Change in Accounting Principle

Effective July 1, 2007, the Company changed its method of determining the cost of inventories from the LIFO method to the FIFO method.  Management considers this change to be preferable because it better reflects current inventory costs in ending inventory and provides better comparability between periods.  Although financial statements for prior periods have not been presented within these financial statements, the change from the LIFO method has been applied retrospectively by adjusting all prior periods presented in accordance with FAS No. 154, “Accounting Changes and Error Corrections”.  As the change in inventory method was done on the first day of the fiscal year and no LIFO layer calculation was performed, it is impractical to determine the impact of the accounting change on the condensed consolidated statement of income for the three-month period ending September 30, 2007.

The following table presents the line items on the balance sheet ended June 30, 2007, that were impacted by the accounting change:

Balance Sheet Account	As Originally Reported	Effect of Change	As Restated
Inventory	$1,123,175	$932,481	$2,055,656
Deferred taxes	335,000	(238,000)	97,000
Accrued other expenses	(145,520)	(79,000)	(224,520)
Retained earnings	(6,743,585)	(615,481)	(7,359,066)

4.              Inventories

                        Inventories are composed of the following elements at September 30, 2007:

Raw material	$1,935,872
Work-in-process	291,581
Finished goods	526,094
Allowance for excess and obsolescence	(800,000)
$1,953,547

Effective July 1, 2007, the Company uses the first-in, first-out (FIFO) method of valuing inventory.  See note (3) for change in accounting principle.

5.     Notes Payable

The Company has an agreement with Mercantile Bank of Michigan, expiring July 5, 2008, to provide a $4,000,000 unsecured line of credit with interest floating at Mercantile Bank’s prime rate less 1%.  The Company has no outstanding notes payable at September 30, 2007.

STEPHENSON & LAWYER, INC. AND SUBSIDIARIES

Notes to financial statements for the 3-month period ended 9/30/07 (continued)

6.              Stock Purchase Plan

The Company adopted a Stock Purchase Plan for certain management and sales employees on October 1, 1991.  Eligible employees are entitled to utilize up to 20% of their gross annual income paid by the Company, or more subject to approval of the Board of Directors, for purposes of participation in the Stock Purchase Plan.  Stock is sold under the plan during each fiscal year at the book value established by the Company at the close of the preceding fiscal year.  Of every 10 shares purchased by a participant in the plan, one share is Class A voting common stock and nine shares are Class B non-voting common stock.  In accordance with the Stockholder Agreement entered into by the Company and each participant in the Stock Purchase Plan, each participant may elect to have his or her shares redeemed by the Company at a price equal to the book value of the Company’s common stock as of the last day of the preceding month.  Upon the death or termination of employment of any participant in the Stock Purchase Plan, the Company is obligated to redeem that participant’s shares under the same terms as described above.

During the three-month period ended September 30, 2007, the Company redeemed 3,936 shares of Class B non-voting common stock for total consideration of $8,502.

7.     Commitments and Contingencies

The Company is self-insured for its workers’ compensation program, subject to specific retention levels.  Insurance consultants assist the Company in determining its liability for self-insured claims.  Accrued workers compensation claims at September 30, 2007 were $47,000.

8.     Retirement Plans

The Company sponsors a defined contribution profit sharing plan containing 401(k) provisions covering substantially all of its employees.  The Company may, at its option, make matching contributions to the plan based upon the amounts deferred by the participants.  Company contributions to the plan during the three-month period ended September 30, 2007 were $72,463.56.

9.     Subsequent Event

On January 18, 2008 the stockholders of the Company entered into an agreement with UFP Technologies, Inc. to sell 100% of the outstanding stock of the Company for total consideration of $7,225,000, paid in cash.